UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  November 11, 2004

(Date of earlier event reported)

Inland Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in the charter)

Maryland	333-85666	36-4246655
(State or other jurisdiction	(Commission File Number)	(IRS Employer I.D. No.)
of incorporation)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-22(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c)

Section 7 - Regulation FD

Item 7.01                                                 Regulation FD Disclosure.

Attached to this Form 8-K as Exhibit No. 99.1 is a copy of a slideshow presentation to be provided to shareholders of Inland Retail Real Estate Trust, Inc (the “Company”) in connection with the proposed merger described in the Company’s definitive proxy statement filed on October 29, 2004, which presentation is incorporated into this filing in its entirety.

In connection with the proposed transaction, the Company has filed a definitive proxy statement and other materials with the Securities and Exchange Commission.  Certain of the Company’s officers and directors may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction matters.  Information regarding such individuals is included in the Company’s proxy statement and Annual Report on Form 10-K previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the transaction.  Investors may obtain a free copy of the proxy statements and other relevant documents, as well as other materials filed with the Securities and Exchange Commission concerning the Company at the Securities and Exchange Commission’s website at http://www.sec.gov.  Copies of these materials and other documents also may be obtained at no charge from: Inland Retail Real Estate Trust, Inc., 2901 Butterfield Road, Oak Brook, IL 60523, Attn: Roberta S. Matlin.

This Form 8-K filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect our management’s current views with respect to future events and financial performance. The words “believes”, “expects”, “anticipates”, “estimates”, and similar words or expressions are generally intended to identify forward-looking statements.  Actual results may differ materially from those expected because of various risks and uncertainties, including, but not limited to, changes in general economic conditions, adverse changes in real estate markets as well as other risks and uncertainties included from time to time in our filings with the Securities and Exchange Commission.

Section 9.01 - Financial Exhibits and Exhibits

Item 9.01(c)                                   Exhibits.

Exhibit
Number	Description

99.1	Slideshow presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:	/s/	Barry L. Lazarus
Name:		Barry L. Lazarus
Title:		President, Chief Operating Officer,
Treasurer, Chief Financial Officer

Date:		November 12, 2004

EXHIBIT INDEX

Exhibit No.	Description
99.1	Slideshow presentation